                                                                   Exhibit 10.28


           AMENDMENT #2 TO THE APRIL 13, 1998 AND THE OCTOBER 4, 1996
                    INTELLECTUAL PROPERTY LICENSE AGREEMENTS


     WHEREAS Immersion Corporation, a Delaware Corporation with principal offices in San Jose, California (hereinafter "Immersion") and Logitech, Inc., a California corporation with principal offices in Fremont, California (hereinafter "Logitech"), entered into Intellectual Property License Agreements dated October 4, 1996 (the "October 4 IP License Agreement") and April 13, 1998 (the "April 13 IP License Agreement); and

     WHEREAS Immersion and Logitech (collectively, the "Parties") now wish to amend the October 4 IP License Agreement and the April 13 IP License Agreement in certain respects described below;

     NOW, THEREFORE, the Parties hereby agree to amend the October 4 and April 13 IP License Agreements as follows:

     1. Section 6.5.3 of the October 4 IP License Agreement and ss. 6.5.3 of the April 13 IP License Agreement, each of which is entitled "Exceptions With Respect to Patents Issued After the Effective Date," is hereby deleted. All other references in the October 4 IP License Agreement and in the April 13 IP License Agreement to ss. 6.5.3 are also deleted.

     2. Section 1.17 of the October 4 IP License Agreement is hereby deleted, and the following provision is substituted in its place:

          "LICENSED PATENTS. This means all patents owned by or assigned to Immersion Corporation during the term of this Agreement containing one or more claims which cover a Joystick Product or a Wheel Product."

     3. Section 7.3 of the October 4 IP License Agreement and ss. 7.3 of the April 13 IP License Agreement, each of which is entitled "Limitations of Liability With Respect to Indemnity Obligations," is hereby deleted, and the following provision substituted in its place:

          "LIMITATIONS OF LIABILITY WITH RESPECT TO INDEMNITY OBLIGATIONS. IN NO CASE WILL EITHER PARTY'S TOTAL CUMULATIVE LIABILITY WITH RESPECT TO ITS OBLIGATIONS OF INDEMNITY, INCLUDING BUT NOT LIMITED TO COSTS OF DEFENSE AND "COSTS" (AS DEFINED ABOVE), EXCEED THE SUM OF FIVE HUNDRED THOUSAND DOLLARS ($500,000) PER LAWSUIT." FOR PURPOSES OF THIS PROVISION, "LAWSUIT" MEANS A LEGAL ACTION (INCLUDING ALL CLAIMS, COUNTERCLAIMS AND CROSS-CLAIMS FILED THEREIN AND ALL AMENDMENTS THERETO) FALLING WITHIN THE SCOPE OF A PARTY'S INDEMNIFICATION OBLIGATIONS HEREUNDER AND FILED IN A UNITED STATES

          DISTRICT COURT, IN A STATE TRIAL COURT, OR IN THE INTERNATIONAL TRADE COMMISSION.

     4. New ss. 6.5.1.2 is hereby added to the October 4 IP License Agreement and the April 13 IP License Agreement, as follows:

          "OPINION FEES. In situations in which a third-party asserts an allegation of patent infringement against Logitech which arguably falls within the scope of Immersion's indemnification obligations to Logitech, Immersion will retain competent counsel of its own choice to perform and prepare a written infringement and/or validity analysis. Immersion will bear the cost of such analysis, subject to Logitech's obligation to cooperate fully with such counsel in providing such facts and materials as counsel may reasonably require in order to prepare a competent opinion. Immersion's decision to retain counsel pursuant to this provision shall not under any circumstances be asserted by Logitech, or be admissible in any court, as evidence that Immersion is in fact obligated to indemnify Logitech against any such third-party assertion.

     5. This Amendment, together with the other written agreements previously entered into and executed by the Parties, constitutes the complete agreement of the Parties concerning the subject matter hereof, and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter.

     IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have signed this Amendment #2 as of the date and year set forth below.

IMMERSION CORPORATION                  LOGITECH, INC.

By: /s/ Louis Rosenberg                By: /s/ Peter Hoff
    -------------------                    ---------------------

Date: 7/24/00                          Date: 7/27/00